UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 9, 2007

(Date of earliest event reported)

Hostopia.com Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-135533

_____________________________________

Delaware	65-1036866
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

110 East Broward Blvd., Suite 1650, Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

(954) 463-3080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. John Nemanic announced his decision to resign as chairman and director of Hostopia.com Inc. effective February 9, 2007. Mr. Nemanic’s decision to resign as a director was not due to any disagreement with the Board of Directors. A press release announcing Mr. Nemanic’s resignation is filed with the report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated February 13, 2007 announcing the resignation of Mr. John Nemanic as director of Hostopia.com Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTOPIA.COM INC.

By:	/s/ Michael J. Mugan
Michael J. Mugan Chief Financial Officer

Date: February 15, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Hostopia.com Inc. on February 13, 2007.